Please file this Statement of Additional Information Supplement with your records.

WELLS FARGO FUNDS TRUST

WELLS FARGO ADVANTAGE TOTAL RETURN BOND FUND

Supplement dated July 13, 2010, to the Statement of Additional Information (“SAI”) dated October 1, 2009, as previously supplemented on December 1, 2009, December 11, 2009, January 5, 2010, May 14, 2010 and June 21, 2010.

This Supplement contains important information about the Fund referenced above.

Effective July 12, 2010, the Total Return Bond Fund (the “Fund”) now offers Class R shares (WTRRX) in addition to the other classes of shares of the Fund shown in the chart on the cover page of the SAI.

The table in the section “Administrator” on page 41 of the SAI is hereby amended to add a row for the Class R shares, so that such row, together with the heading row, now appears as follows:

Share Class	Fund-Level Admin. Fee		Class-Level Admin. Fee		Total Admin. Fee
	Average Daily Net Assets	(% of Average Daily Net Assets)	(% of Average Daily Net Assets)	Average Daily Net Assets	(% of Average Daily Net Assets)
Class R Shares	First $5 billion Next $5 billion Over $10 billion	0.05% 0.04% 0.03%	0.16%	First $5 billion Next $5 billion Over $10 billion	0.21% 0.20% 0.19%

There is no information on administrative fees paid by the Class R shares of the Fund because that class of shares did not commence operations until July 9, 2010.

The second and third paragraphs of the Section “Distributor” on page 44 of the SAI are hereby amended to add the first and second sentences, respectively, that follow:

The Funds that offer Class R shares have adopted a distribution plan under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder for their Class R shares.   The Class R shares of these Funds pay the Distributor, on a monthly basis, an annual fee of 0.25% of the average daily net assets attributable to each class as compensation for distribution-related services or as reimbursement for distribution-related expenses.

There is no information on any fees for distribution-related services paid to the Distributor because that class of shares did not commence operations until July 9, 2010.

The third sentence of the paragraph in the Section “Shareholder Servicing Agent” on page 44 of the SAI is hereby amended to add Class R shares, so the sentence now reads as follows:

For providing these services, a Shareholder Servicing Agent is entitled to an annual fee from the applicable Fund of up to 0.25% of the average daily net assets of the Class A, Class B, Class C, Administrator Class, Class R and Investor Class shares owned of record or beneficially by the customers of the Shareholder Servicing Agent during the period for which payment is being made.

In the Section “Capital Stock”, the first paragraph on page 71 is hereby amended to add the following:

Core Bond Fund Class R
MLPF & S For The Sole Benefit Of Its Customers Attn: Fund Admin 4800 Deer Lake Dr., E 2nd Floor Jacksonville, FL 32246-6484	62.86%
Hartford Life Insurance Co. Separate Account Attn: UIT Operations PO Box 2999 Hartford, CT 06104-2999	36.97%

In addition, set forth below as of June 30, 2010 is the name, address and share ownership of each person with record ownership of 5% or more of the Class R shares of Evergreen Core Bond Fund and each person known by the Trust to have beneficial ownership of 25% or more of the voting securities of Evergreen Core Bond Fund as a whole. Except as identified below, no person with record ownership of 5% or more of Class R shares of Evergreen Core Bond Fund is known by the Trust to have beneficial ownership of such shares. The Fund acquired the assets of Evergreen Core Bond Fund on July 12, 2010.

In addition, the table on page 71 is hereby amended to add the following:

The Section “Financial Information” on page 84 is hereby amended to add the following:

Because the Class R shares of the Total Return Bond Fund commenced operations on July 9, 2010, no audited financial statements are available.